UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 to Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2016

(Exact Name of Registrant as Specified in Charter)

001-11302

(Commission File Number)

OHIO	34-6542451
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

127 Public Square

Cleveland, Ohio 44114-1306

(Address of principal executive offices and zip code)

(216) 689-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On August 1, 2016, KeyCorp filed a Current Report on Form 8-K (the “Original Report”) to report that on August 1, 2016, First Niagara Financial Group, Inc. (“First Niagara”) merged with and into KeyCorp, with KeyCorp as the surviving entity (the “Merger”).

This amendment to the Original Report is being filed to provide the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b), respectively, of Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of First Niagara as of December 31, 2015 and 2014, and for each of the years ended December 31, 2015 and 2014, as well as the accompanying notes thereto and the related Report of Independent Registered Public Accounting Firm, are filed as Exhibit 99.1 and incorporated herein by reference.

The unaudited consolidated financial statements of First Niagara as of and for the three months ended March 31, 2016, as well as the accompanying notes thereto, are filed as Exhibit 99.2 and incorporated herein by reference.

The unaudited consolidated financial statements of First Niagara as of and for the three months ended March 31, 2015, as well as the accompanying notes thereto, are filed as Exhibit 99.3 and incorporated herein by reference.

(b)	Pro Forma Financial Information

The following unaudited pro forma combined condensed consolidated financial information giving effect to the Merger is filed as Exhibit 99.4 attached hereto:

•	Unaudited pro forma combined condensed balance sheet as of June 30, 2016, giving effect to the Merger as if it occurred on June 30, 2016;

•	unaudited pro forma combined condensed consolidated statement of income for the six months ended June 30, 2016, giving effect to the Merger as if it occurred on January 1, 2015; and

•	unaudited pro forma combined condensed consolidated statement of income for the year ended December 31, 2015, giving effect to the Merger as if it occurred on January 1, 2015.

(d)	Exhibits

23.1	Consent of KPMG LLP.*

99.1	Audited consolidated financial statements of First Niagara as of and for the years ended December 31, 2015 and 2014 (incorporated by reference to the Form 10-K filed by First Niagara with the SEC on February 10, 2016, as amended on April 29, 2016). File No.: 001-35390.

99.2	Unaudited consolidated financial statements of First Niagara as of and for the three months ended March 31, 2016 (incorporated by reference to the Form 10-Q filed by First Niagara with the SEC on April 29, 2016). File No.: 001-35390.

99.3	Unaudited consolidated financial statements of First Niagara as of and for the three months ended March 31, 2015 (incorporated by reference to the Form 10-Q filed by First Niagara with the SEC on May 4, 2015). File No.: 001-35390.

99.4	Unaudited pro forma combined condensed balance sheet as of June 30, 2016, giving effect to the Merger as if it occurred on June 30, 2016; unaudited pro forma combined condensed consolidated statement of income for the six months ended June 30, 2016, giving effect to the Merger as if it occurred on January 1, 2015; and unaudited pro forma combined condensed consolidated statement of income for the year ended December 31, 2015, giving effect to the Merger as if it occurred on January 1, 2015.*

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP

Date: August 16, 2016
/s/ Donald R. Kimble
By: Donald R. Kimble
Chief Financial Officer